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                                                                   Exhibit 10.45

April 10, 2001

Mr. Ron Caporale
eDiets.com Inc.
3467 Hillsboro Blvd
Suite 2
Deerfield Beach, FL 33442

Re: First Amendment to Content License Agreement
    --------------------------------------------

Reference is made to the Content License Agreement entered into between Yahoo, Inc. ("Yahoo") and eDiets.com Inc. ("Licensor") on April 4, 2001 (the "Agreement"). Unless otherwise expressly defined herein, all capitalized terms used herein shall have the meanings set forth in the Agreement. The parties agree that the Agreement is hereby amended as follows:

    1. The parties agree that the Effective Date of the Agreement is as of April 4, 2001.

    2. The last bullet point listed under the "Additional Terms" section of Exhibit A of the Agreement is hereby amended in its entirety to read as follows:

        Either party may exercise a one-time right to terminate this Agreement for [___________] on the date that is [________] from the Effective Date; provided that (a) the terminating party provide written notice to the other party on or before the date that is [_____________] from the Effective Date and (b) the termination will become effective [__________] days after the date that is [_____________] from the Effective Date ("Notice Period"). For clarity, this Agreement may only be terminated under this section if the non-terminating party receives notice of termination from the other party on or before the date that is [________] from the Effective Date; notices received after that date will be null and void. Notwithstanding the fact that the notice of termination may be given before the [_________] date, the effective date of termination will be [________] days after [_________] following the Effective Date. During such [__________] day Notice Period, the parties agree to discuss in good faith the possibility of amending the Agreement in lieu of termination upon mutually agreed upon terms and conditions.

    3. Except as modified hereby, the Agreement shall remain in full force and effect.

Please have a duly authorized representative of Licensor execute this amendment in the space provided below and return to Tiffany Monjauze at Yahoo! Business
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Development, 3420 Central Expressway, Santa Clara, CA 95051.

Sincerely,

YAHOO! INC., a Delaware corporation

By: ________________________________
Name: _____________________________
Title: ______________________________
Date: _______________________________


AGREED AND ACCEPTED
THIS 10th DAY OF APRIL, 2001, BY:


EDIETS.COM INC.

By: ________________________________
Name: _____________________________
Title: ______________________________